Exhibit No. 24





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-77416 and 2-94178.



                                                       ARTHUR ANDERSEN LLP


Boston, Massachusetts
September 25, 1996